UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22562

Investment Company Act file number

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston, MA 02210

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

# 2018 ANNUAL REPORT

# BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website http://www.barings.com/BGH, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or upon request by calling, toll-free, 1-866-399-1516.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2018 Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2018 Annual Report

Dear Fellow Shareholders,

We are pleased to provide you with the 2018 Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We would like to remind shareholders that we continue to believe our Global High Yield Investments Group (the “Group”) is one of the largest teams in the market primarily focused on North American and Western European credits. Utilizing the Group’s expertise, deep resources and time-tested process, we continue to believe we can provide investors an attractive level of current income by uncovering compelling opportunities across the global high yield market.

The Fund’s strategy, primarily focusing on North American and Western European high yield credits, may provide investors with additional benefits compared to a U.S.-only portfolio – such as additional diversification, higher credit quality, increased yield and lower duration. More importantly, the global strategy provides flexibility to dynamically shift the geographical weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. This strategy also focuses closely on limiting the duration of the Fund while maintaining what we consider a reasonable amount of leverage.

Market Review

For much of the year, the global high yield bond market generated a positive return on the back of stable economic growth, low inflation, and solid corporate fundamentals. During the fourth quarter, a bout of volatility across asset classes drove markets lower, with the high yield market ending the year negative. While declines in crude oil prices contributed to negative performance in the energy sector, the late period sell-off was more technical in nature as negative investor sentiment was exacerbated by global trade tensions, Federal Reserve policy and ongoing Brexit negotiations. Notwithstanding this negative sentiment, corporate balance sheets remained stable and the underlying fundamental picture remained sound.

In the U.S. high yield bond market, the automotive sector was the most significant underperformer during the year, followed by the energy sector, which was driven by the above-mentioned crude oil price volatility. Sectors with positive returns at year-end were led by health care, followed by telecommunications and utilities. As volatility spiked later in the year, the market became notably more risk averse, which led the CCC-rated portion of the market to underperform relative to B-rated and BB-rated. The option-adjusted spread and the yield-to-worst widened to end at 540 basis points (bps) and 8.01%, respectively, the highest since mid-2016. Yearly gross high yield new issuance was down 43% year-over-year with $168.3 billion pricing, while new issuance net of refinancing totaled $64.1 billion. U.S. high yield mutual funds saw outflows of $45.1 billion in 2018, and fund flows continue to be a significant driver of market moves. The par-weighted U.S. high yield default rate was up slightly to end the year; however, it was still below historical averages at 1.81%.

The European high yield bond market generated a negative return during the year, driven by a particularly volatile fourth quarter which declined in tandem with equity markets. Similarly to the U.S. high yield market, CCC-rated were a key driver of the underperformance, as a general risk-averse sentiment resulted in the category materially underperforming the higher rated portions of the market. Across sectors, basic industry was the worst performing sector, followed by the retail sector. The technology, health care and media sectors each generated modest positive returns during the year. European high yield bond new issuance was down from the 2017 record high, but still managed to finish with the fifth highest annual total on record. Gross new issuance finished the period with €63.5 billion pricing, while issuance net of refinancing finished at €29.8 billion. The option-adjusted spread widened year-over-year to end at 524 bps while the yield-to-worst widened to 5.07%. The European high yield default rate remains at historic lows and corporate fundamentals displayed stability during the year.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended December with a portfolio of 157 issuers, which is an increase from 144 issuers at the beginning of the year. A majority of the issuers continue to be domiciled in the U.S. (74.2%), with the U.K. (9.9%) and the Netherlands (2.6%) representing the next largest country exposures – see Country Composition chart on page 4. From a geographic standpoint, exposure to U.S.-domiciled companies increased marginally over the course of the year, and exposure to foreign issuers decreased. While the Fund maintained a meaningful presence in the Western European market, finding attractive relative value opportunities in the U.S. market has generally been more favorable, mainly due to the larger opportunity set for idea sourcing. While Western Europe has a smaller market size, this region continues to be a core part of the portfolio and offers global diversification, reduced duration and higher quality relative to the U.S., and potentially attractive yield opportunities.

Barings Global Short Duration High Yield Fund 2018 Annual Report

As of December 31, 2018, the Fund remained, in our view, well positioned across the credit quality spectrum: 17.0% BB-rated and above, 60.4% B-rated, and 15.9% CCC-rated and below, with over 48% of the portfolio consisting of senior secured corporate obligations. The credit quality of the Fund’s underlying holdings changed since the beginning of the year, with a decrease in BB-rated and above credits, an over 10% increase in B-rated credits, and a minor decrease in CCC-rated and below credits. Non-publicly rated securities represented 6.8% of the Fund’s market value.1

The Fund paid 12 consecutive monthly dividend payments of $0.1482 per share during the year. In total for 2018, the Fund paid investors $1.78 per share, which we believe is an attractive level of yield for a global short duration high yield bond fund, given today’s low interest rate environment. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $15.95 and $18.28, respectively, representing a 12.75% discount to NAV. Based on the Fund’s share price and NAV on December 31, 2018, the Fund’s market price and NAV distribution rates using the most recent monthly dividend were 11.15% and 9.73%, respectively, on an annualized basis. Assets acquired through leverage, which represented 29.75% of the Fund’s total assets at the end of December, were accretive to net investment income and benefited shareholders.

On a full year 2018 basis, the NAV total return was -3.42%, underperforming the global high yield bond market, as measured by the Bank of America/Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned -1.98%. From a market value perspective, the total return for 2018 was -9.38%.2

In Conclusion

We believe that the volatility and sentiment in the high yield market was driven by several factors, including trade wars, Brexit and monetary policy. However, on a fundamental basis, we believe corporate high yield issuers continue to generate modest top and bottom-line growth, with leverage remaining at healthy and sustainable levels. Default rates are below historical averages and we expect this to continue into 2019. While crude oil prices and geopolitical events may continue to cause further market price volatility, we believe this represents an attractive opportunity for investors in high yield.

At Barings, we seek to remain steadfast in our approach to fundamental bottom-up research. By focusing on corporate fundamentals, we primarily seek to preserve investor capital – with a value-oriented mindset to opportunistically invest in companies that may be experiencing unnecessary technical pressures through market or economic cycles. We take a long-term view on investing and adhere to a disciplined, repeatable investment process that is deeply rooted across a large research team to help identify unique investment opportunities across the global high yield market.

On behalf of the Barings team, we appreciate your continued trust in our ability to help you achieve your long-term investment goals.

Sincerely,

Sean Feeley

President

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s, and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expense.

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Short Duration High Yield Fund 2018 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2018.

Barings Global Short Duration High Yield Fund 2018 Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2018 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets
Investments, at fair value (cost $553,033,464)	$511,828,483
Cash	7,064,903
Foreign currency, at fair value (cost $60,473)	60,941
Interest receivable	9,383,825
Prepaid expenses and other assets	50,470

Total assets	528,388,622

Liabilities
Note payable	157,200,000
Dividend payable	2,972,573
Payable to Adviser	461,200
Unrealized depreciation on forward foreign exchange contracts	730,196
Accrued expenses and other liabilities	333,276

Total liabilities	161,697,245

Total net assets	$366,691,377

Net Assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	468,758,610
Accumulated losses	(102,067,434)

Total net assets	$366,691,377

Common shares issued and outstanding (unlimited shares authorized)	20,057,849

Net asset value per share	$18.28

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

Investment Income
Interest income	$49,976,523
Other income	200,186

Total investment income	50,176,709

Operating Expenses
Advisory fees	5,745,725
Interest expense	5,238,936
Administrator fees	507,349
Professional fees	163,536
Directors’ fees	112,116
Printing and mailing expense	60,794
Pricing expense	12,000
Other operating expenses	141,494

Total operating expenses	11,981,950

Net investment income	38,194,759

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(33,473,389)
Net realized gain on forward foreign exchange contracts	4,842,399
Net realized gain on foreign currency and translation	3,625

Net realized loss on investments	(28,627,365)

Net change in unrealized depreciation of investments	(25,278,301)
Net change in unrealized appreciation of forward foreign exchange contracts	180,218
Net change in unrealized depreciation of foreign currency and translation	(30,643)

Net change in unrealized depreciation on investments	(25,128,726)

Net realized and unrealized losses on investments	(53,756,091)

Net decrease in net assets resulting from operations	$(15,561,332)

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2018

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(15,561,332)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(282,717,083)
Proceeds from sales of long-term investments	273,277,378
Proceeds from sales of foreign currency, net	378,319
Forward currency exchange contracts, net	(180,218)
Net unrealized depreciation	25,285,280
Net realized loss	33,473,389
Amortization and accretion	(1,208,359)
Changes in operating assets and liabilities:
Decrease in interest receivable	52,452
Increase in prepaid expenses and other assets	(23,623)
Decrease in payable for investments purchased	(4,598,314)
Decrease in payable to Adviser	(23,335)
Decrease in accrued expenses and other liabilities	(17,427)

Net cash provided by operating activities	28,137,127

Cash flows from financing activities
Advances from credit facility	45,000,000
Repayments on credit facility	(38,000,000)
Distributions paid to common shareholders	(35,775,179)

Net cash used in financing activities	(28,775,179)

Net change in cash	(638,052)
Cash beginning of year	7,702,955

Cash end of year	$7,064,903

Supplemental disclosure of cash flow information
Income taxes paid	$—
Interest paid	5,017,187

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017

Operations
Net investment income	$38,194,759	$39,297,257
Net realized loss on investments	(28,627,365)	(5,180,818)
Net unrealized appreciation (depreciation) on investments	(25,128,726)	2,116,320

Net increase (decrease) in net assets resulting from operations	(15,561,332)	36,232,759

Dividends to Common Shareholders
From distributable earnings	(35,670,878)	(32,762,778	)(1)
Return of capital	—	(4,159,710)

Total dividends to common shareholders	(35,670,878)	(36,922,488)

Total decrease in net assets	(51,232,210)	(689,729)

Net Assets
Beginning of year	417,923,587	418,613,316

End of year	$366,691,377	$417,923,587	(2)

(1)	For the year ended December 31, 2017, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification issued by the Securities and Exchange Commission. See Note 2M.
(2)	Includes dividends in excess of net investment income of $(19,983). The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017	YEAR ENDED DECEMBER 31, 2016		YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014

Per Common Share Data
Net asset value, beginning of year	$20.84	$20.87	$18.47		$22.00	$25.24
Income from investment operations:
Net investment income	1.89	1.77	1.57		1.90	2.12
Net realized and unrealized gains (losses) on investments	(2.67)	0.04	2.68		(3.23)	(2.76)

Total increase (decrease) from investment operations	(0.78)	1.81	4.25		(1.33)	(0.64)

Less dividends to common shareholders:
Net investment income	(1.78)	(1.63)	(1.60)		(2.20)	(2.56)
Net realized gain	—	—	—		—	(0.04)
Return of capital	—	(0.21)	(0.25)		—	—

Total dividends to common shareholders	(1.78)	(1.84)	(1.85)		(2.20)	(2.60)

Net asset value, end of year	$18.28	$20.84	$20.87		$18.47	$22.00

Per common share market value, end of year	$15.95	$19.38	$19.23		$16.49	$20.19

Total investment return based on net asset value (1)	(3.42)%	9.40%	25.42%		(5.57)%	(2.25)%

Total investment return based on market value (1)	(9.38)%	10.41%	29.44%		(8.13)%	(2.06)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$366,691	$417,924	$418,613		$370,418	$441,234
Ratio of expenses (before reductions and reimbursements) to average net assets	2.93%	2.33%	2.05	%(2)	2.27%	2.20%
Ratio of expenses (after reductions and reimbursements) to average net assets	2.93%	2.33%	1.78%		2.27%	2.20%
Ratio of net investment income (before reductions and reimbursements) to average net assets	9.34%	9.20%	10.68	%(2)	9.18%	8.47%
Ratio of net investment income (after reductions and reimbursements) to average net assets	9.34%	9.20%	10.41%		9.18%	8.47%
Portfolio turnover rate	48.92%	36.59%	44.81%		38.13%	63.66%

(1)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	The Adviser contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year ended December 31, 2016.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2018

			SHARES	COST	FAIR VALUE
Equities — 4.18%*:

Common Stocks — 4.09%*:
Boomerang Tube Holdings, Inc.¤			36,149,532	$3,510,832	$3,514,819
Fieldwood Energy LLC			167,574	4,057,567	6,032,664
Jupiter Resources Inc.			1,171,624	5,662,541	4,979,674
Sabine Oil & Gas LLC¤			4,262	248,858	187,528
Templar Energy LLC¤			86,570	865,704	216,426
Templar Energy LLC¤			135,392	734,072	81,235

Total Common Stocks			37,714,954	15,079,574	15,012,346

Preferred Stocks — 0.04%*:
Pinnacle Operating Corp.¤			1,368,352	643,125	136,835

Total Preferred Stocks			1,368,352	643,125	136,835

Warrants — 0.05%*:
Appvion Holdings Corp.¤			12,892	137,281	137,279
Appvion Inc.¤			12,892	—	—
Sabine Oil & Gas LLC¤			13,512	60,669	20,268
Sabine Oil & Gas LLC			2,407	6,547	12,035

Total Warrants			41,703	204,497	169,582

Total Equities			39,125,009	15,927,196	15,318,763

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 135.40%*:

Asset-Backed Securities — 7.30%*:

CDO/CLO — 7.30%*:
Anchorage Capital CLO LTD 2015-6A, 3M LIBOR + 6.350%^~	8.79%	7/15/2030	600,000	$613,617	$559,681
Anchorage Capital CLO LTD 2016-9A, 3M LIBOR + 7.250%^~	9.69	1/15/2029	1,500,000	1,543,538	1,499,874
BlueMountain CLO LTD 2018-23A, 3M LIBOR + 5.650%^~	8.11	10/20/2031	1,000,000	1,000,000	897,469
Carbone CLO, LTD 2017-1A, 3M LIBOR + 5.900%^~	8.37	1/20/2031	750,000	750,000	679,088
Carlyle Global Market Strategies 2013-3A, 3M LIBOR + 7.750%^~	10.19	10/15/2030	1,000,000	1,000,000	908,214
Carlyle Global Market Strategies 2017-5A, 3M LIBOR + 5.300%^~	7.77	1/20/2030	700,000	700,000	615,777
Cedar Funding LTD 2016-6A, 3M LIBOR + 5.900%^~	8.37	10/20/2028	2,500,000	2,500,000	2,487,500
Galaxy CLO Ltd 2017-24A, 3M LIBOR + 5.500%^~	7.94	1/15/2031	1,000,000	1,000,000	880,977
GoldenTree Loan Management 2018-3A, 3M LIBOR + 6.500%^~	8.97	4/22/2030	1,500,000	1,413,479	1,262,769

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
GoldenTree Loan Opportunities XI Ltd 2015-11A, 3M LIBOR + 5.400%^~	7.84%	1/18/2031	500,000	$500,000	$442,453
KKR Financial CLO Ltd 2017-20, 3M LIBOR + 5.500%^~	7.94	10/16/2030	1,500,000	1,500,000	1,304,296
Madison Park Funding Ltd 2015-19A, 3M LIBOR + 4.350%^~	6.82	1/22/2028	1,000,000	1,000,000	887,336
Madison Park Funding Ltd 2016-22, 3M LIBOR + 6.650%^~	9.14	10/25/2029	1,000,000	1,026,743	966,358
Madison Park Funding Ltd 2016-24, 3M LIBOR + 7.150%^~	9.62	1/20/2028	1,000,000	1,036,558	999,828
Madison Park Funding Ltd 2018-29A, 3M LIBOR + 7.570%^~#	9.82	10/18/2030	2,000,000	1,960,000	1,759,958
Magnetite CLO LTD 2016-18A, 3M LIBOR + 7.600%^~	10.22	11/15/2028	1,400,000	1,386,000	1,280,005
OHA Credit Partners LTD 2015-11A, 3M LIBOR + 7.900%^~	10.40	1/20/2032	2,000,000	1,970,323	1,751,090
OHA Loan Funding LTD 2013-1A, 3M LIBOR + 7.900%^~	10.38	7/23/2031	1,500,000	1,477,500	1,349,275
Sound Point CLO LTD 2017-4A, 3M LIBOR + 5.500%^~	7.97	1/21/2031	2,000,000	2,000,000	1,760,828
Steele Creek CLO Ltd 2017-1A, 3M LIBOR + 6.200%^~	8.64	10/15/2030	800,000	800,000	715,041
Voya CLO Ltd 2015-1A, 3M LIBOR + 5.650%^~	8.09	1/18/2029	1,700,000	1,688,778	1,550,130
Wellfleet CLO Ltd 2017-3A, 3M LIBOR + 5.550%^~	8.00	1/17/2031	1,500,000	1,500,000	1,310,071
Wind River CLO Ltd 2017-4A, 3M LIBOR + 5.800%^~	8.44	11/20/2030	1,000,000	1,000,000	900,713

Total CDO/CLO			29,450,000	29,366,536	26,768,731

Total Asset-Backed Securities			29,450,000	29,366,536	26,768,731

Bank Loans§ — 26.03%*:

Broadcasting and Entertainment — 1.18%*:
Endemol, 3M LIBOR + 5.750%~+	8.55	8/13/2021	4,502,848	4,351,939	4,306,975

Total Broadcasting and Entertainment			4,502,848	4,351,939	4,306,975

Cargo Transport — 0.79%*:
PS Logistics, 3M LIBOR + 4.750%~	7.28	3/13/2025	2,992,500	3,018,829	2,902,725

Total Cargo Transport			2,992,500	3,018,829	2,902,725

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Bank Loans (Continued)

Chemicals, Plastics and Rubber — 0.54%*:
Colouroz Investment 2 LLC, 3M LIBOR + 7.250%~+	9.74%	9/7/2022	2,033,201	$2,025,452	$1,683,755
SI Group, 3M LIBOR + 4.750%~	7.19	10/15/2025	311,704	299,423	299,235

Total Chemicals, Plastics and Rubber			2,344,905	2,324,875	1,982,990

Diversified/Conglomerate Manufacturing — 0.96%*:
Averys, 3M LIBOR + 8.250%~+	8.25	9/25/2026	500,000	571,943	574,669
Commercial Vehicle Group Inc., 1M LIBOR + 6.000%~	8.52	4/12/2023	614,448	604,361	608,304
SunSource, Inc., 1M LIBOR + 8.000%~	10.52	4/30/2026	2,500,000	2,522,667	2,343,750

Total Diversified/Conglomerate Manufacturing			3,614,448	3,698,971	3,526,723

Diversified/Conglomerate Service — 3.17%*:
Cologix, 1M LIBOR + 7.000%~	9.52	3/21/2025	1,000,000	990,000	963,330
Misys (Finastra), 3M LIBOR + 7.250%~+	10.05	6/16/2025	11,630,136	11,683,208	10,674,837

Total Diversified/Conglomerate Service			12,630,136	12,673,208	11,638,167

Electronics — 2.42%*:
Allflex Holdings, Inc., 3M LIBOR + 7.000%~	9.48	7/19/2021	5,526,776	5,512,033	5,436,966
PowerSchool, 1M LIBOR + 6.750%~	9.13	7/31/2026	3,500,000	3,465,000	3,430,000

Total Electronics			9,026,776	8,977,033	8,866,966

Healthcare, Education and Childcare — 4.10%*:
Argon Medical Devices, 1M LIBOR + 8.000%~	10.52	1/23/2026	8,179,057	8,261,632	8,076,819
ADVANZ PHARMA Corp., 1M LIBOR + 5.500%~+	7.89	9/6/2024	3,980,000	3,902,067	3,786,532
Prospect Medical Holdings, 1M LIBOR + 5.500%~	7.94	2/22/2024	3,225,697	3,191,031	3,177,311

Total Healthcare, Education and Childcare			15,384,754	15,354,730	15,040,662

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.95%*:
Serta Simmons Beddings LLC, 1M LIBOR + 8.000%~	10.43	11/8/2024	4,933,333	4,906,721	3,486,239

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			4,933,333	4,906,721	3,486,239

Information Technology — 0.19%*:
BMC Software Finance, 3M LIBOR + 4.250%~	7.05	10/2/2025	713,124	705,993	686,161

Total Information Technology			713,124	705,993	686,161

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Bank Loans (Continued)

Insurance — 0.81%*:
Asurion, 1M LIBOR + 6.500%~	9.02%	8/4/2025	3,000,000	$3,074,460	$2,960,640

Total Insurance			3,000,000	3,074,460	2,960,640

Mining, Steel, Iron and Non-Precious Metals — 0.69%*:
Boomerang Tube, LLC, 3M LIBOR + 6.500%¤~	7.52	10/31/2021	2,540,684	2,540,684	2,540,684

Total Mining, Steel, Iron and Non-Precious Metals			2,540,684	2,540,684	2,540,684

Oil and Gas — 8.65%*:
Caelus Energy Alaska, 3M LIBOR + 7.500%~	10.30	4/15/2020	18,166,240	17,707,940	16,107,460
Fieldwood Energy LLC, 1M LIBOR + 5.250%~	7.77	4/11/2022	6,751,171	6,198,715	6,291,281
Fieldwood Energy LLC, 1M LIBOR + 7.250%~	9.77	4/11/2023	7,481,592	2,216,005	6,501,503
Gulf Finance, LLC, 1M LIBOR + 5.250%~	7.89	8/25/2023	3,726,094	3,610,394	2,827,174

Total Oil and Gas			36,125,097	29,733,054	31,727,418

Printing and Publishing — 1.58%*:
Getty Images, Inc., 1M LIBOR + 3.500%~	6.02	10/18/2019	5,954,837	5,827,390	5,776,192

Total Printing and Publishing			5,954,837	5,827,390	5,776,192

Total Bank Loans			103,763,442	97,187,887	95,442,542

Corporate Bonds — 102.07%*:

Aerospace and Defense — 1.53%*:
Swissport Investments^+	6.75	12/15/2021	950,000	1,040,150	1,112,956
Triumph Group, Inc.#	7.75	8/15/2025	1,289,000	1,289,000	1,137,542
VistaJet Malta Finance PLC^#	7.75	6/1/2020	3,510,000	3,344,228	3,360,825

Total Aerospace and Defense			5,749,000	5,673,378	5,611,323

Beverage, Food and Tobacco — 3.31%*:
Boparan Finance plc^+	5.50	7/15/2021	800,000	1,018,715	732,130
Carrols Corp.#	8.00	5/1/2022	709,000	723,063	710,773
JBS S.A.#^	6.75	2/15/2028	2,886,000	2,886,000	2,813,850
JBS USA LLC#^	7.25	6/1/2021	3,000,000	3,033,476	3,015,000
Manitowoc Foodservice#	9.50	2/15/2024	1,074,000	1,074,000	1,149,180
Refresco Group N.V.^+	6.50	5/15/2026	1,600,000	1,931,994	1,686,545
Simmons Foods, Inc.^	5.75	11/1/2024	2,885,000	2,047,647	2,048,350

Total Beverage, Food and Tobacco			12,954,000	12,714,895	12,155,828

Broadcasting and Entertainment — 6.43%*:
Arqiva Broadcast^+	6.75	9/30/2023	4,950,000	6,340,734	6,309,269
Clear Channel Worldwide Holdings Inc.#	7.63	3/15/2020	5,165,000	5,096,096	5,048,788
Dish DBS Corp.#	7.75	7/1/2026	7,094,000	6,856,459	5,870,285
Intelsat Jackson Holdings Ltd.#^	9.75	7/15/2025	4,609,000	4,843,541	4,621,905

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
Intelsat Jackson Holdings Ltd.#^	8.50%	10/15/2024	1,801,000	$1,801,000	$1,746,970

Total Broadcasting and Entertainment			23,619,000	24,937,830	23,597,217

Buildings and Real Estate — 0.50%*:
New Enterprise Stone & Lime Co., Inc.#^	6.25	3/15/2026	2,000,000	2,032,939	1,820,000

Total Buildings and Real Estate			2,000,000	2,032,939	1,820,000

Cargo Transport — 4.91%*:
CMA CGM^+	7.75	1/15/2021	280,000	352,816	315,879
Direct ChassisLink, Inc.#^	10.00	6/15/2023	8,444,000	8,607,333	8,106,240
Kenan Advantage#^	7.88	7/31/2023	10,000,000	10,054,995	9,575,000

Total Cargo Transport			18,724,000	19,015,144	17,997,119

Chemicals, Plastics and Rubber — 8.75%*:
Carlyle Group#^	8.75	6/1/2023	3,000,000	2,970,300	2,872,500
Chemours Co.#	7.00	5/15/2025	5,962,000	5,606,414	6,006,715
Consolidated Energy Finance S.A.#^	6.88	6/15/2025	1,779,000	1,770,105	1,694,498
CVR Partners LP#^	9.25	6/15/2023	6,213,000	6,144,761	6,461,520
Nouryon#^+	8.00	10/1/2026	4,214,000	4,228,788	3,897,950
Nouryon^+	6.50	10/1/2026	1,765,000	1,973,913	1,866,032
Pinnacle Operating Corp.#^	9.00	5/15/2023	1,993,613	1,993,613	1,295,848
TPC Group, Inc.#^	8.75	12/15/2020	8,398,000	8,404,339	7,978,100

Total Chemicals, Plastics and Rubber			33,324,613	33,092,233	32,073,163

Diversified/Conglomerate Manufacturing — 0.98%*:
FXI Holdings Inc.#^	7.88	11/1/2024	1,000,000	990,000	857,500
StoneMor Partners L.P.#	7.88	6/1/2021	3,000,000	2,944,274	2,737,500

Total Diversified/Conglomerate Manufacturing			4,000,000	3,934,274	3,595,000

Diversified/Conglomerate Service — 6.52%*:
Algeco Scotsman^+	6.50	2/15/2023	1,750,000	2,126,414	1,958,045
ATALIAN S.A.^+	6.63	12/31/2025	550,000	765,516	574,242
Carlson Travel Holdings Inc.#^	9.50	12/15/2024	1,305,000	1,305,000	1,184,287
ADT Corp/Protection One#^	9.25	5/15/2023	13,983,000	14,748,634	14,419,969
Zachry Holdings Inc.#^	7.50	2/1/2020	5,875,000	5,863,099	5,757,500

Total Diversified/Conglomerate Service			23,463,000	24,808,663	23,894,043

Diversified Natural Resources, Precious Metals and Minerals — 0.51%*:
IAMGOLD Corporation#^+	7.00	4/15/2025	2,000,000	2,000,000	1,880,000

Total Diversified Natural Resources, Precious Metals and Minerals			2,000,000	2,000,000	1,880,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Electronics — 3.10%*:
International Wire Group Inc.#^	10.75%	8/1/2021	4,000,000	$3,797,821	$3,560,000
TIBCO Software, Inc.#^	11.38	12/1/2021	2,915,000	3,095,140	3,053,462
Veritas Bermuda Ltd.#^	10.50	2/1/2024	7,284,000	6,007,117	4,771,020

Total Electronics			14,199,000	12,900,078	11,384,482

Finance — 3.73%*:
Galaxy Finco Ltd.#^+	7.88	11/15/2021	3,900,000	6,351,213	4,853,635
GFKL Financial Services#^+	8.50	11/1/2022	3,975,000	5,714,172	4,252,545
GFKL Financial Services#^+	11.00	11/1/2023	1,600,000	2,206,558	1,529,193
Virtu Financial LLC#^	6.75	6/15/2022	3,132,000	3,132,000	3,044,210

Total Finance			12,607,000	17,403,943	13,679,583

Healthcare, Education and Childcare — 14.15%*:
Auris Luxembourg^	8.00	1/15/2023	1,750,000	2,037,029	2,041,356
Avantor Performance Materials Holdings, Inc.#^	9.00	10/1/2025	5,180,000	5,279,990	5,180,000
Bausch Health Companies Inc.#^	9.00	12/15/2025	12,922,000	13,192,773	12,857,390
Bausch Health Companies Inc.#^	9.25	4/1/2026	3,397,000	3,397,000	3,397,000
Bausch Health Companies Inc.#^	8.50	1/31/2027	317,000	317,000	307,490
Endo International^	6.00	2/1/2025	1,500,000	1,374,142	1,076,250
Envision Healthcare Corp.#^	8.75	10/15/2026	7,559,000	7,439,567	6,538,535
Horizon Pharma plc#^	8.75	11/1/2024	1,595,000	1,597,072	1,618,925
IDH Finance PLC^+	6.25	8/15/2022	1,150,000	1,506,794	1,202,680
Regionalcare Hospital Partners, Inc.#^	8.25	5/1/2023	9,996,000	10,079,091	10,095,960
Surgery Center Holdings, Inc.#^	8.88	4/15/2021	2,950,000	2,997,561	2,942,625
Synlab^+	8.25	7/1/2023	2,000,000	2,540,400	2,351,768
Tenet Healthcare Corporation#	8.13	4/1/2022	1,700,000	1,682,209	1,704,250
Teva Pharmaceutical#+	6.75	3/1/2028	578,000	578,000	560,048

Total Healthcare, Education and Childcare			52,594,000	54,018,628	51,874,277

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.49%*:
Balta#^+	7.75	9/15/2022	4,171,500	4,851,526	4,417,711
Mattel, Inc.#^	6.75	12/31/2025	1,169,000	1,169,000	1,042,970

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			5,340,500	6,020,526	5,460,681

Hotels, Motels, Inns and Gaming — 1.18%*:
Boyne USA, Inc.#^	7.25	5/1/2025	950,000	950,000	980,875
TVL Finance Plc^+	8.50	5/15/2023	2,560,000	3,629,384	3,343,440

Total Hotels, Motels, Inns and Gaming			3,510,000	4,579,384	4,324,315

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Insurance — 0.97%*:
Onex York Acquisition Corp.#^	8.50%	10/1/2022	5,102,000	$5,028,852	$3,545,890

Total Insurance			5,102,000	5,028,852	3,545,890

Leisure, Amusement, Motion Pictures and Entertainment — 0.90%*:
Perform Group^+	8.50	11/15/2020	2,600,000	3,435,112	3,315,285

Total Leisure, Amusement, Motion Pictures and Entertainment			2,600,000	3,435,112	3,315,285

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 2.29%*:
Apex Tool Group LLC#^	9.00	2/15/2023	9,913,000	9,707,704	8,376,485

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			9,913,000	9,707,704	8,376,485

Mining, Steel, Iron and Non-Precious Metals — 10.47%*:
Alliance Resources Partners, L.P.#^	7.50	5/1/2025	823,000	823,000	825,057
Big River Steel LLC#^	7.25	9/1/2025	1,547,000	1,547,000	1,535,397
Consol Energy Inc.#^	11.00	11/15/2025	9,316,000	9,698,332	10,201,020
First Quantum Minerals#^+	7.25	4/1/2023	2,000,000	1,904,627	1,760,000
First Quantum Minerals#^+	7.50	4/1/2025	4,775,000	4,745,156	3,939,375
Hecla Mining Company#	6.88	5/1/2021	5,888,000	5,764,254	5,770,240
Kissner Milling Company Limited#^	8.38	12/1/2022	6,475,000	6,467,593	6,442,625
Northwest Acquisitions ULC#^+	7.13	11/1/2022	411,000	406,738	405,986
SunCoke Energy Inc.#^	7.50	6/15/2025	2,743,000	2,702,212	2,598,993
TMS International Corp.#^	7.25	8/15/2025	2,250,000	2,250,000	2,103,750
United States Steel Corp.#	6.88	8/15/2025	2,093,000	2,093,000	1,915,095
Warrior Met Coal Inc.#^	8.00	11/1/2024	914,000	914,000	907,145

Total Mining, Steel, Iron and Non-Precious Metals			39,235,000	39,315,912	38,404,683

Oil and Gas — 19.79%*:
CGG Holdings^+	7.88	5/1/2023	200,000	246,740	230,296
Chaparral Energy Inc.#^	8.75	7/15/2023	2,589,000	2,589,000	1,851,135
CITGO Holding Inc.#^	10.75	2/15/2020	11,331,000	11,389,556	11,557,620
Covey Park Energy LLC#^	7.50	5/15/2025	1,597,000	1,602,575	1,373,420
Ensco PLC#	7.75	2/1/2026	603,000	603,000	446,220
Enven Energy Ventures#^	11.00	2/15/2023	3,572,000	3,572,000	3,822,040
EP Energy#^	9.38	5/1/2024	5,215,000	3,544,831	2,320,675
EP Energy#^	8.00	2/15/2025	10,183,000	8,666,036	4,200,488
Ferrellgas Partners LP#	8.63	6/15/2020	7,560,000	7,529,575	5,405,400
Ferrellgas Partners LP#	8.63	6/15/2020	1,254,000	1,230,949	896,610
Globe Luxembourg SA#^+	9.88	4/1/2022	3,121,000	3,201,265	2,559,220
Globe Luxembourg SA#^+	9.63	4/1/2023	4,238,000	4,297,137	3,411,590
Jonah Energy LLC#^	7.25	10/15/2025	3,714,000	3,431,551	2,376,960

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Oil and Gas (Continued)
Kosmos Energy Ltd.#^+	7.88%	8/1/2021	6,414,000	$6,236,315	$6,381,930
Kosmos Energy Ltd.#^+	7.88	8/1/2021	3,984,000	3,903,061	4,053,720
Neptune Energy#^	6.63	5/15/2025	1,600,000	1,600,000	1,484,000
Pbf Holding Company LLC#	7.00	11/15/2023	1,000,000	997,500	955,000
Pbf Logistics LP#	6.88	5/15/2023	1,117,000	1,117,000	1,097,453
Topaz Marine SA#^+	9.13	7/26/2022	8,500,000	8,500,000	8,509,860
Vine Oil & Gas#^	9.75	4/15/2023	5,000,000	5,000,000	4,000,000
Welltec#^+	9.50	12/1/2022	5,713,000	5,692,986	5,641,588

Total Oil and Gas			88,505,000	84,951,077	72,575,225

Personal and Non Durable Consumer Products — 0.52%*:
Herbalife Ltd.#^	7.25	8/15/2026	585,000	585,000	576,225
High Ridge Brands Co.^	8.88	3/15/2025	2,982,000	2,982,000	1,312,080

Total Personal and Non Durable Consumer Products			3,567,000	3,567,000	1,888,305

Personal Transportation — 1.10%*:
Hertz Corporation#^	7.63	6/1/2022	3,678,000	3,673,356	3,466,515
Naviera Armas, 3M EURIBOR + 6.500%^~+	6.50	7/31/2023	525,000	609,931	582,059

Total Personal Transportation			4,203,000	4,283,287	4,048,574

Printing and Publishing — 0.54%*:
Cimpress N.V.#^	7.00	6/15/2026	2,069,000	2,069,000	1,986,240

Total Printing and Publishing			2,069,000	2,069,000	1,986,240

Retail Store — 1.94%*:
Aurum^+	8.50	4/15/2023	600,000	854,701	708,550
Douglas GMBH^+	6.25	7/15/2022	775,000	750,924	649,097
Ken Garff Automotive#^	7.50	8/15/2023	1,092,000	1,092,000	1,075,620
Maxeda DIY^+	6.13	7/15/2022	750,000	855,530	788,542
Travelex#^+	8.00	5/15/2022	4,000,000	4,421,260	3,895,370

Total Retail Store			7,217,000	7,974,415	7,117,179

Telecommunications — 4.47%*:
Altice S.A.#^+	7.50	5/15/2026	1,322,000	1,366,041	1,206,325
Altice S.A.#^+	7.63	2/15/2025	4,476,000	4,412,371	3,345,810
Altice S.A.#^+	9.00	6/15/2023	3,150,000	4,100,518	3,717,606
Digicel Limited#^+	8.25	9/30/2020	3,000,000	2,965,809	2,025,000
Hughes Satellite Systems Corp#	6.63	8/1/2026	3,000,000	2,931,544	2,748,750
Sprint Corp.#	7.63	3/1/2026	3,108,000	3,105,500	3,069,150
Wind Tre, 3M EURIBOR + 2.750%^~+	2.75	1/20/2024	270,000	278,165	276,097

Total Telecommunications			18,326,000	19,159,948	16,388,738

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2018 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Textiles & Leather — 0.15%*:
The Lycra Company^+	5.38%	5/1/2023	200,000	$245,649	$210,199
The Lycra Company#^+	7.50	5/1/2025	372,000	372,000	348,006

Total Textiles & Leather			572,000	617,649	558,205

Utilities — 1.84%*:
Nordex^+	6.50	2/1/2023	1,950,000	2,421,789	2,016,155
NRG Energy#	7.25	5/15/2026	1,385,000	1,390,389	1,436,938
Techem^+	6.00	7/30/2026	3,050,000	3,497,796	3,293,514

Total Utilities			6,385,000	7,309,974	6,746,607

Total Corporate Bonds			401,778,113	410,551,845	374,298,447

Total Fixed Income			534,991,555	537,104,268	496,509,720

Total Investments			574,116,564	553,033,464	511,828,483

Other assets and liabilities — (39.58)%					(145,137,106)

Net Assets — 100%					$366,691,377

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at December 31, 2018.
#	All or a portion of the security is segregated as collateral for the credit facility. See Note 8 to the Financial Statements for further disclosure.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2018. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

+	Foreign security.

See accompanying Notes to the Financial Statements.

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December 31, 2018

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of December 31, 2018.

United States	74.2%
United Kingdom	9.9%
Netherlands	2.6%
Ghana	2.0%
Germany	2.0%
Azerbaijan	1.7%
Canada	1.4%
France	1.4%
Zambia	1.1%
Denmark	1.1%
Portugal	1.0%
(Individually less than 1%)	1.6%

100.0%

See accompanying Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

A summary of outstanding derivatives at December 31, 2018 is as follows:

Schedule of Open Forward Currency Contracts

December 31, 2018

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION/ (DEPRECIATION)
280,672	USD	(282,474)	EUR	BANK OF NEW YORK MELLON	1/15/2019	$(1,802)
29,620,699	USD	(29,910,396)	EUR	JP MORGAN CHASE SECURITIES INC.	1/15/2019	(289,697)
2,771,130	USD	(2,790,187)	EUR	MORGAN STANLEY & CO. INCORPORATED	1/15/2019	(19,057)
25,365,049	USD	(25,780,650)	GBP	JP MORGAN CHASE SECURITIES INC.	1/15/2019	(415,601)
1,780,801	USD	(1,784,840)	GBP	MORGAN STANLEY & CO. INCORPORATED	1/15/2019	(4,039)

						$(730,196)

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

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NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations

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December 31, 2018

obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of

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December 31, 2018

factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$11,012,338	$4,000,008	$15,012,346
Preferred Stocks	–	–	136,835	136,835
Warrants	–	12,035	157,547	169,582

Total Equities:	–	11,024,373	4,294,390	15,318,763

Fixed Income:
Asset-Backed Securities	$–	$26,768,731	$–	$26,768,731
Bank Loans	–	92,901,858	2,540,684	95,442,542
Corporate Bonds	–	374,298,447	–	374,298,447

Total Fixed Income	$–	$493,969,036	$2,540,684	$496,509,720

Total Assets	$–	$504,993,409	$6,835,074	$511,828,483

Liabilities:
Foreign Exchange Contracts	$–	$730,196	$–	$730,196

Total Liabilities:	$–	$730,196	$–	$730,196

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2018:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp.	$137,279	Broker Quote	$10.65: pricing source depth of 1.

Appvion, Inc.	$0	Broker Quote	$0.00: pricing source depth of 1.

Boomerang Tube Holdings, Inc.	$3,514,819	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $19.8 million, 15% discount rate.

Pinnacle Operating Corp.	$136,835	Broker Quote	$0.10: pricing source depth of 1.

Sabine Oil & Gas, LLC	$187,528	Broker Quote	$44.00: pricing source depth of 1.

Sabine Oil & Gas, LLC	$20,268	Broker Quote	$1.50: pricing source depth of 1.

Templar Energy LLC	$216,426	Broker Quote	$2.50: pricing source depth of 1.

Templar Energy LLC	$81,235	Broker Quote	$0.60: pricing source depth of 1.

Second Lien Term Loans

Boomerang Tube, LLC	$2,540,684	Model Price	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $19.8 million, 15% discount rate.

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December 31, 2018

Appvion Holdings Corp. restructured its debt securities on August 29, 2018. The Fund subsequently received new equity securities, all of which are considered Level 3.

Boomerang Tube, LLC restructured its debt securities on November 1, 2018. The Fund subsequently received new debt and equity securities, all of which are considered Level 3.

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2017	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN/ (LOSS)	CHANGE IN UNREALIZED	BALANCE AT DECEMBER 31, 2018	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF DECEMBER 31, 2018

Equities
Common Stocks	$1,344,586	$0	$0	$3,510,832	$0	$0	$0	($855,410)	$4,000,008	($855,410)
Preferred Stocks	1,245,200	0	0	0	0	0	0	(1,108,365)	136,835	(1,108,365)
Warrants	101,067	0	(12,035)	0	0	0	0	(68,766)	157,547	(68,764)

Total Equities	$2,690,853	$0	($12,035)	$3,510,832	$0	$0	$0	($2,032,541)	$4,294,390	($2,032,539)

Fixed Income
Asset-Backed Securities	$7,888,778	$0	($6,983,555)	$0	$0	$0	$0	($905,223)	$0	($905,223)
Bank Loans	5,790,347	0	0	4,434,405	(7,071,534)	5,892	(2,395,379)	1,776,953	2,540,684	1,776,953

Total Fixed Income	$13,679,125	$0	($6,983,555)	$4,434,405	($7,071,534)	$5,892	($2,395,379)	$871,730	$2,540,684	$871,730

Total	$16,369,978	$0	($6,995,590)	$7,945,237	($7,071,534)	$5,892	($2,395,379)	($1,160,811)	$6,835,074	($1,160,809)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2018, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018

amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized a liability on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan, The Bank of New York Mellon, and Morgan Stanley. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized a liability of $730,196 in net unrealized depreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of December 31, 2018 are indicative of the volume of activity during the period.

For the year ended December 31, 2018, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of December 31, 2018. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Derivatives
Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$730,196

Total Liability Derivatives		$730,196

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain/(Loss) on Derivatives

DERIVATIVES	FORWARD FOREIGN EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$4,842,399

Total	$4,842,399

Change in Unrealized Appreciation/(Depreciation) on Derivatives

DERIVATIVES	FORWARD FOREIGN EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$180,218

Total	$180,218

H.	Offsetting of Financial and Derivative Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2018.

	J.P. MORGAN	BANK OF NEW YORK MELLON	MORGAN STANLEY
Liabilities:
Forward foreign exchange contracts	$705,298	$1,802	$23,096

Total Liabilities	$705,298	$1,802	$23,096

Net Exposure	$(705,298)	$(1,802)	$(23,096)

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018

fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	Disclosures about Offsetting Assets and Liabilities

The FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

M.	New Accounting Pronouncements

As of November 5, 2018, pursuant to the Securities and Exchange Commission (“SEC”) Release #33-10532 “Disclosure Update and Simplification”, the Fund has adopted the amendments pertinent to Regulation S-X in this report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value

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December 31, 2018

Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. The Fund has elected to early adopt the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance to the Fund.

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2018 and 2017, as noted below, was as follows:

	2018	2017
Ordinary Income	$35,670,878	$32,762,778
Net Long Term Capital Gains	—	—
Return of Capital	—	4,159,710

Total Distributions Paid	$35,670,878	$36,922,488

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Barings Global Short Duration High Yield Fund 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018

The following information is provided on a tax basis as of December 31, 2018:

Cost of investments	$552,363,741

Unrealized appreciation	9,151,103
Unrealized depreciation	(50,355,616)

Net unrealized appreciation/(depreciation)	(41,204,513)
Undistributed ordinary income	2,101,443
Undistributed long term gains	–

Distributable earnings	2,101,443
Other accumulated gain/(loss)	(62,964,364)

Total accumulated gain/(loss)	(102,067,434)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

EXPIRING DECEMBER 31,
2018	2019	2020	UNLIMITED – SHORT TERM	UNLIMITED – LONG TERM
$ –	$–	$–	$12,613,356	$50,350,829

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the year ended December 31, 2018, the Fund purchased (at cost) and sold securities in the amount of $282,717,083 and $273,277,378 (excluding short-term debt securities), respectively.
7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2018 was approximately $165,800,000 and 3.11 percent, respectively. At December 31, 2018, the principal balance outstanding was $157,200,000 at an interest rate of 3.61 percent.

If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) at December 31, 2018.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of December 31, 2018, the total amount of income netted against the interest expense is $200,186.

9.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding at December 31, 2017 and December 31, 2018.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2018, the Fund paid its Trustees aggregate remuneration of $117,312. During the year, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2018, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

Barings Global Short Duration High Yield Fund 2018 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2018

The Fund did not make any payments to the Adviser for the year ended December 31, 2018, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2018 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Barings Global Short Duration High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Barings Global Short Duration High Yield Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes to the financial statements. The financial highlights for each of the two years in the period ended December 31, 2015 were audited by other auditors whose report, dated February 29, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of December 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, NY

February 28, 2019

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Global Short Duration High Yield Fund 2018 Annual Report

RESULTS OF SHAREHOLDER MEETING

The Annual Meeting of Shareholders (“Annual Meeting”) was held on Thursday, August 2, 2018. The shareholders were asked to elect Rodney J. Dillman and Martin A. Sumichrast as Trustees for a three-year term and Cynthia R. Plouché for a two-year term. The shareholders approved the proposal. The results of shareholder voting are set forth below:

SHARES FOR	WITHHELD	TOTAL	% OF SHARES VOTED FOR
Rodney J. Dillman	574,037	18,819,453	90.964%
Martin A. Sumichrast	616,145	18,819,453	90.754%
Cynthia R. Plouché	540,774	18,819,453	91.129%

The Fund’s other Trustees Bernard A. Harris, Jr., Thomas M. Finke and Thomas W. Okel continued to serve their respective terms following the Annual Meeting.

Barings Global Short Duration High Yield Fund 2018 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Thomas M. Finke (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Director, Barings BDC, Inc. (a business development company managed by Barings LLC) (since 2018); Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company).

Barings Global Short Duration High Yield Fund 2018 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Rodney J. Dillman (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings LLC).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2012	Chief Executive Officer, National Math and Science Initiative (since 2017); Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Funds (TEF); Director (since 2008), US Physical Therapy (USPH); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Thomas W. Okel (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Director, Barings BDC, Inc. (a business development company managed by Barings LLC) (since 2018); Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).

Cynthia R. Plouché (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since August 2017	Assessor (since 2014), Moraine Township (property assessment); Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	9	Trustee (since August 2017), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Barings Global Short Duration High Yield Fund 2018 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Martin A. Sumichrast (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2012	Chairman and Chief Executive Officer (since 2016), Level Brands, Inc.; Managing Partner and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (since 2012), Washington Capital, LLC (family office); Managing Director (2002-2012), Lomond International (business advisory firm).	9	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chairman and Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Chairman and Chief Executive Officer (since 2016), Director (since 2015), Level Brands, Inc. (a retail/e-commerce beauty investment/management company).

Barings Global Short Duration High Yield Fund 2018 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Sean Feeley (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017	Vice President (2012-2017), Barings Global Short Duration High Yield Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Carlene Pollock (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund; Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Funds Trust (open-end investment company advised by Barings).

Lesley Mastandrea (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; Treasurer (since 2016), Barings Funds Trust (open-end investment company advised by Barings).

Michael Freno (43) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Chairman of Board, Barings BDC, Inc. (since 2018); Head of Global Fixed Income and Multi Assets Groups (since 2017); Head of U.S. High Yield Investments Group (2015-2017), Managing Director (since 2010), Member of the High Yield Investment Committee (since 2010), Director (2007-2009), Associate Director (2005-2006), Barings.

Scott Roth (49) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), High Yield Team Leader (since 2010), Director (2002-2010), Barings.

Melissa LaGrant (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2012	Barings BDC, Inc., Chief Compliance Officer (since 2018); Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Janice M. Bishop (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2012	Secretary and Chief Legal Officer, Barings BDC, Inc. (2018); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Barings Global Short Duration High Yield Fund 2018 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Michelle Manha (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2012	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2013), Barings Funds Trust (open-end investment company advised by Barings).

Barings Global Short Duration High Yield Fund 2018 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of Barings Global Short Duration High Yield Fund (the “Fund”), as defined under the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement (the “Management Agreement”) between the Fund and Barings LLC (“Barings”) and the Sub-Advisory Agreement (the “BGA Sub-Advisory Agreement” between Barings and Barings Global Advisers Limited (“BGA”). In addition, in connection with Barings’ consolidation of certain of its wholly-owned corporate entities, Barings proposed that the Board of Trustees and the Independent Trustees approve a new Sub-Advisory Agreement (the “BIIL Subadvisory Agreement” and together with the BGA Subadvisory Agreement and the Management Agreement, the “Agreements”) with Barings International Investments Limited (“BIIL”) on the same terms as the BGA Subadvisory Agreement, to take effect upon the transfer by Barings of the services performed by BGA to BIIL, as is also required by the 1940 Act. The Trustees considered matters bearing on the Fund and the Agreements at their meetings throughout the year, including a review of the Fund’s performance at each regular meeting. In addition, the Trustees met at in-person meetings held on May 9, 2018 and August 2, 2018 (the “Meetings”) for the specific purpose of considering whether to approve the Agreements for the Fund. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meetings, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including: the principal terms of the Agreements; Barings and its personnel; the Fund’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Fund; the financial strength of Barings; the Fund’s fee and expense information, including comparative fee and expense information; the profitability of the advisory arrangement to Barings; and the “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings and BGA, and to be provided by BIIL, to the Fund, the Trustees considered the specific responsibilities of Barings, BGA and BIIL in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Barings, BGA and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of Barings, BGA and BIIL. The Trustees also considered the trading capabilities of Barings, BGA and BIIL. With respect to the BIIL Sub-Advisory Agreement, the Trustees also considered Barings’ representation that the same people will continue to perform the same services they currently perform for the Fund, through BIIL, rather than BGA, and that the BIIL Sub-Advisory Agreement will not result in any change to the management of the Fund or the scope or quality of services provided to the Fund.

Based on information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings, the Trustees reviewed the Fund’s net total return investment performance, as well as the performance of peer groups of funds, over various time periods. The net total return performance of the Fund ranked, respectively, in the 3rd quintile, 2nd quintile, 1st quintile, 2nd quintile, and 1st quintile of the Broadridge performance universe for the one-year, two-year, three-year, four-year and five-year periods ended March 31, 2018 (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Trustees also reviewed the Fund’s performance in comparison to a custom peer group developed by Barings comprised of nine (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. Relative to the custom peer group, the net total return

Barings Global Short Duration High Yield Fund 2018 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT (CONTINUED)

performance of the Fund ranked, respectively, 6th, 2nd and 2nd out of nine funds for the one-year, three-year and five-year periods ended March 31, 2018. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with Barings’, BGA’s and BIIL’s responses and efforts relating to investment performance.

The Trustees considered the investment management fee paid by the Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Fund) pays BGA, and will pay BIIL, its sub-advisory fee under the applicable subadvisory agreement. In assessing the reasonableness of the fee paid by the Fund under the Management Agreement, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data, the Fund’s actual management fee (which includes Barings’ advisory fee and Fund administration fees) and total expense ratio were each higher than the Broadridge expense group median for common and leverage assets. The Trustees also reviewed the Fund’s advisory fee and total expense ratio in comparison to a custom peer group developed by Barings comprised of nine (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. The Trustees considered that, according to the custom peer group data, the contractual advisory fee of the Fund ranked tied for 5th out of nine funds. The Trustees also reviewed materials provided by Barings describing fees paid by other similar accounts managed by Barings, noting that Barings typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities.

The Board noted that, because the Fund is closed-end and does not continue to offer its securities, its size was relatively stable and it was unlikely that Barings would realize economies of scale from the Fund’s growth other than through capital gains and income. The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Fund, and the profitability of the Management Agreement to Barings. In considering the profitability to Barings, the Board noted that each of BGA and BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider its profitability separately.

The Trustees also considered the character and amount of other incidental benefits received by Barings and BGA, and which BIIL will receive. Additionally, the Trustees considered so-called “fall-out benefits” to Barings, BGA and BIIL, such as reputational value derived from serving as investment manager to the Fund. The Trustees also considered costs incurred by Barings in connection with the organization and initial offering of the Fund.

On the basis of the information provided, the Trustees concluded, within the context of their overall review of the Agreements, that the management fees charged to the Fund and the sub-advisory fee paid by Barings to BGA, and to be paid by Barings to BIIL, represent reasonable compensation in light of the services being provided by Barings, BGA and BIIL to the Fund. Based on their evaluation of factors that they deemed material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Fund’s Management Agreement with Barings and Sub-Advisory Agreement with BGA should be continued for an additional one-year period through August 2019 and that the Fund’s Sub-Advisory Agreement with BIIL should be approved for a one-year period through August 2019.

Barings Global Short Duration High Yield Fund 2018 Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Cynthia R. Plouché

Trustee

Martin A. Sumichrast

Trustee

OFFICERS

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Lesley Mastandrea

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Melissa LaGrant

Chief Compliance Officer

Janice Bishop

Secretary/Chief Legal Officer

Michele Manha

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2018 Annual Report

JOINT PRIVACY NOTICE OF BARINGS MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

August 2018

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Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.barings.com/bgh. During the period covered by this Form N-CSR, there were no material amendments to, or waivers from, the code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged Deloitte & Touche LLP (“Deloitte”) as its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Deloitte Year Ended December 31, 2018	Deloitte Year Ended December 31, 2017
Audit Fees	$74,300	$72,870
Audit-Related Fees	0	0
Tax Fees	11,965	11,730
All Other Fees	0	0

Total Fees	$86,265	$84,600

Non-Audit Fees Billed to Barings and MassMutual:

	Deloitte Year Ended December 31, 2018	Deloitte Year Ended December 31, 2017
Audit-Related Fees	$4,557,727	$4,580,506
Tax Fees	3,730,611	2,925,307
All Other Fees	9,229,409	14,196,333

Total Fees	$17,517,747	$21,702,146

The category “Audit Fees” refers to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant and Barings and MassMutual, such as a SOC–1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant. During 2018, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for 2018 and 2017 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The 2017 fees billed represent final 2017 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2018 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2018 Annual Form N-CSR, but are now properly included in the 2018 fees billed to the Registrant, Barings and MassMutual.

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant’s website, www.barings.com/bgh, and (2) without charge, upon request, by calling, toll-free 1-866-399-1516. The current members of the Audit Committee are Dr. Bernard A. Harris, Thomas W. Okel and Martin A. Sumichrast.

Item 6. Investments.

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC (“Barings”). A summary of Barings’ proxy voting policies and procedures are set forth below.

Summary of Barings’ Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies. It is Barings’ Global Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the proxy administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the proxy administrator. If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings’ Chief Compliance Officer prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings’ Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Sean Feeley serves as President of the Registrant (since 2017) and was formerly a Vice President (from 2012-2017). Mr. Feeley is a Managing Director of Barings and head of the High Yield Research Team with over 24 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Barings in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. He also currently serves as a Vice President of Barings Corporate Investors and Barings Participation Investors, both closed-end investment companies managed by Barings. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant (inactive) and a Chartered Financial Analyst.

PORTFOLIO MANAGEMENT TEAM. Mr. Feeley has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings and Barings (U.K.) Limited investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Scott Roth serves as a Vice President of the Registrant (since 2012). With over 21 years of industry experience, Mr. Roth is a Managing Director of Barings and serves as a lead portfolio manager for various global and U.S. high yield bond total return strategies. He joined Barings in 2002. Prior to joining Barings, he worked at Webster Bank, was a high yield analyst at Tower Square Capital Management and an underwriter at Chubb Insurance Company. He holds a B.B.A. from Western Michigan University and an M.B.A. from the University of Michigan. Mr. Roth is a Chartered Financial Analyst.

Craig Abouchar, with over 21 years of industry experience, is a Managing Director of Barings (U.K.) Limited (“Barings UK”), parent of Barings Barings International Investments Limited (“BIIL”). He joined Barings UK in 2016 and currently manages the European high yield funds. Prior to joining Barings UK, he was Co-CEO, Europe of Castle Hill Asset Management. Prior to Castle Hill, he was a portfolio manager at Ignis Investment Management. He previously served as chairman of the board of directors for the European High Yield Association. He holds a B.B.A. from Emory University and an M.B.A. from Columbia University. Mr. Abouchar is a Chartered Financial Analyst.

Chris Sawyer, with over 13 years of industry experience, is a Managing Director in Barings UK’s European High Yield Investments Group and a member of the firm’s European High Yield Investment Committee. He joined Barings UK 2005 as a member of the portfolio monitoring team, where he was responsible for performance analysis of individual portfolio assets, before joining the trading team in 2008. Chris is currently responsible for the portfolio management of several high yield strategies and manages the European High Yield trading operations. Mr. Sawyer holds a B.Sc. from Brunel University.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

PORTFOLIO ADVISORY TEAM (A) (B)	ACCOUNT CATEGORY	TOTAL NUMBER OF ACCOUNTS	APPROXIMATE TOTAL ASSET SIZE (A) (B)	NUMBER OF ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE	APPROXIMATE ASSET SIZE OF PERFORMANCE- BASED FEE ACCOUNTS
Sean Feeley	Registered Investment Companies	5	$1,234.65	0	N/A
	Other Pooled Investment Vehicles	7	$2,101.91	0	N/A
	Other Accounts (C)	22	$2,827.01	0	N/A
Craig Abouchar	Registered Investment Companies	1	$22.66	0	N/A
	Other Pooled Investment Vehicles	5	$2,324.41	0	N/A
	Other Accounts	8	$1,221.52	0	N/A
Scott Roth	Registered Investment Companies	5	$976.43	0	N/A
	Other Pooled Investment Vehicles	12	$2,710.10	0	N/A
	Other Accounts (C)	20	$2,973.41	0	N/A
Chris Sawyer	Registered Investment Companies	2	$283.28	0	N/A
	Other Pooled Investment Vehicles	10	$4,265.11	0	N/A
	Other Accounts	4	$1,185.24	0	N/A

(A)	Account asset size has been calculated as of December 31, 2018.

(B)	Asset size in millions.
(C)

Messrs. Feeley and Roth manage the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment

Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Global Investment Allocation Policy. In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.

Barings (Investment Adviser):

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings, revenue and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BIIL (Sub-Adviser):

Barings International Investments Limited (“BIIL”) and Barings (U.K.) Limited (“Barings UK”) have entered into a services agreement pursuant to which Barings UK agreed to provide personnel services to BIIL (including the secondment of investment staff on a part-time basis) sufficient to enable BIIL to carry on its business (including to discharge its obligations under the Sub-Advisory Agreement). A summary of Barings UK’s employee remuneration structures appears below:

Barings UK’s remuneration structures are designed to support and further the firm’s business strategy, objectives, values and long-term interests. Packages aim to facilitate the retention of existing employees and attract high calibre new employees in order to achieve the best results for the firm and its clients. As a result, packages offered should be competitive with those available to professionals working in London in relevant areas (including banking, private equity, asset management, corporate finance advisory, law and accounting).

Remuneration Components:

Remuneration arrangements for employees currently comprise some or all of the following components:

(a) fixed salary;

(b) awards under the short-term incentive scheme (“STI”);

(c) awards under the long-term incentive scheme (“LTI”); and

(d) share of carried interest in certain funds (“Carried Interest”).

Fixed Salary:

All employees receive a fixed salary, payable in monthly instalments. Fixed salary generally comprises a pensionable and a non-pensionable element. The non-pensionable component is initially identified in the relevant employee’s employment contract. Fixed salaries (and the proportions of which are pensionable and non-pensionable) are reviewed from time to time.

Fixed salary for an earnings year is determined following the completion of the end-of-year appraisals for the previous year. Staff are notified of any change to their fixed salary in February, with any changes being backdated to the start of the earnings year.

Short-Term Incentive Scheme:

All employees are eligible to be considered for an STI award each year. While STI awards may be made in non-cash form, all awards have been made in cash to date. Awards are determined following the completion of the end-of-year appraisals for the earnings year to which they correspond and are based on performance measurement, taking into account the profits generated by the firm. Staff who have been awarded an STI award are generally notified in February of their award. The award is typically paid within 2 weeks of staff being notified, following the finalization of Barings UK’s accounts. Leavers generally forfeit any STI that has been awarded but not yet paid.

Long-Term Incentive Scheme:

LTI awards are used to reward and retain employees that senior management consider are key to Barings’s business. All employees are eligible to be considered for an LTI award each year. Awards are based on performance measurement, taking into account the profits generated by the firm. LTI awards are entirely made in non-cash form.

Barings UK’s LTI scheme broadly mirrors the equivalent scheme operated by Barings, whereby beneficiaries are notified in February (following the relevant earnings year) of the amount of the award that will be made to them in July. Prior to July of that year, recipients of LTI awards are asked to express a preference as to how they would like their award to be allocated (they may track one or more of a prescribed range of reference assets, including a term deposit rate, individual funds managed by Barings UK or BIIL and various external funds). Awards are then made in July, with payments in respect of those awards (as adjusted for the performance of the selected reference assets) being made in four equal annual instalments, commencing on the first anniversary of the award date. As with STI, leavers generally forfeit any outstanding LTI.

Carried Interest:

Carried Interest is only relevant to funds which pay an incentive fee to Barings UK or BIIL in its capacity as investment manager. Proposals regarding the allocation of Carried Interest are made to the Barings UK Remuneration Committee, which in turn reviews and approves the recipients, amounts and structure of any such awards. Generally, awards are only made to members of senior management and employees directly involved in the management of the investments comprising the portfolio of the relevant fund. The rules regarding forfeiture of Carried Interest by leavers vary by fund.

BENEFICIAL OWNERSHIP. As of December 31, 2018, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Sean Feeley	$100,001-$500,000
Craig Abouchar	None
Scott Roth	$10,001-$50,000
Chris Sawyer	None

*	Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 11. Controls and Procedures.

(a)

The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes to the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant’s second half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith [for principal executive officer].

Filed herewith [for principal financial officer].

(a)

(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Global Short Duration High Yield Fund

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	March 8, 2019

By (Signature and Title):	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer

Date:	March 8, 2019